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                                                                  EXHIBIT 10.2

                   FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT

        THIS FOURTH AMENDMENT, made as of the 1st day of March, 1998, by and between MECHANICAL DYNAMICS, INC., a Michigan corporation (the "Company"), having offices located at 2301 Commonwealth Blvd., Ann Arbor, Michigan 48105, and ROBERT R. RYAN, of Brighton, Michigan ("Employee"), for the purpose of amending that certain Employment Agreement between the Company and Employee dated as of April 1, 1994, and amended by agreements dated as of March 1, 1995, as of March 1, 1996, and as of March 1, 1997 (collectively, the "Employment Agreement").

                                 WITNESSETH:

        WHEREAS, the Company and Employee desire to extend the Employment Agreement and to confirm the same herein.

        NOW, THEREFORE, in consideration of the foregoing and of the mutual convenants contained herein and in the Employment Agreements, the parties hereto agree as follows:

        A. Section 2 of the Employment Agreement is hereby amended to extend the term of said Agreement through March 31, 2000.

        B. Except as expressly modified herein, the Employment Agreement shall remain in full force and effect in accordance with its terms.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Fourth Amendment as of the day and date first above written.

WITNESS:                                             COMPANY

                                             MECHANICAL DYNAMICS, INC.

/s/ Linda K. Moore                           By:  /s/ Michael E. Korybalski
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                                                  Michael E. Korybalski, CEO

                                                     EMPLOYEE

/s/ Linda K. Moore                           By:  /s/ Robert R. Ryan
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                                                  Robert R. Ryan